UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

Allion Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17821	11-2962027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, New York 11747

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 547-6520

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)           On April 29, 2008, Stephen A. Maggio, Interim Chief Financial Officer, Secretary and Treasurer of Allion Healthcare, Inc. (the “Company”), was replaced in his position as Interim Chief Financial Officer, effective June 1, 2008, by the appointment of Russell J. Fichera as Chief Financial Officer of the Company.

(c)           On April 29, 2008, the Company appointed Russell J. Fichera as Senior Vice President and Chief Financial Officer. Mr. Fichera, 55, has served as one of the Company’s directors since May 2006 and has served as the chairperson of the Audit Committee since August 2006.  Since 2003, Mr. Fichera has served as Chief Financial Officer of EnduraCare Therapy Management, a national provider of contract rehabilitation services to skilled nursing facilities and hospitals. From 2001 to 2003, he served as Chief Financial Officer of Advanced Care Solutions, Inc., a start-up healthcare services business. From 1999 to 2001, he served as the Chief Financial Officer of American Pharmaceutical Services, or APS, a national provider of institutional pharmacy services.  From 1997 to 1999, he served as Chief Financial Officer of Prism Rehab Systems, or PRS, a national provider of contract rehabilitation services to skilled nursing facilities.  Both APS and PRS were divisions of Mariner Post-Acute Network, Inc.  From 1995 to 1997, he served as Chief Financial Officer of Prism Health Group, a privately held therapy program management firm.  Mr. Fichera is a certified public accountant and a member of the Massachusetts Society of Certified Public Accountants and the American Institute of CPAs.  Mr. Fichera received his B.S. in Accounting from Bentley College.

There are no arrangements between Mr. Fichera and any other person pursuant to which Mr. Fichera was selected as Senior Vice President and Chief Financial Officer, nor are there any transactions to which the Company was or is a participant and in which Mr. Fichera has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events

On April 29, 2008, the Company issued a press release announcing the appointment of Russell J. Fichera as Senior Vice President and Chief Financial Officer of the Company. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
Number	Description
99.1	Press release dated April 29, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLION HEALTHCARE, INC. (Registrant)
April 29, 2008	/s/ Michael Moran
By: Michael Moran
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated April 29, 2008.